Investor Presentation 2014 Annual Stockholder Meeting Steve Davis, Chairman and Chief Executive Officer Mark Hood, Chief Financial Officer Scott Taggart, VP, Investor Relations 1 Exhibit 99.1

Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995
Certain statements in this presentation that are not historical facts are forward-looking statements.  Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events, including, without limitation:
Negative publicity or litigation regarding allegations of food-related illness,
Failure to achieve and maintain positive same-store sales,
Changing business conditions, including energy costs,
Overall macroeconomic conditions that may affect consumer spending, either nationwide or in one or more of the Company’s major markets
Competition in the restaurant and food products industries,
Ability to control restaurant operating costs, which are impacted by market changes in the cost or availability of labor and food, minimum wage and other employment laws, health care costs, fuel and utility costs,
Changes in the cost or availability of acceptable new restaurant sites,
Adverse weather conditions in locations where we operate our restaurants,
Consumer acceptance of changes in menu offerings, price, atmosphere and/or service procedures,
Consumer acceptance of our restaurant concepts in new geographic areas, and
Changes in hog and other commodity costs.
We also bear the risk of incorrectly analyzing these risks or developing strategies to address them that prove to be unsuccessful.
Certain risks, uncertainties and assumptions are discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 25, 2014.  We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995.  It is impossible to predict or identify all such risk factors.  Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the statement is made to reflect unanticipated events.  Any further disclosures in our filings with the Securities and Exchange Commission should also be consulted.  All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the company are qualified by the cautionary statements in this section.

Important Additional Information

Bob Evans Farms Inc. (the “Company”), its directors and certain of its executive officers are participants in the solicitation of proxies in connection with the Company's 2014 Annual Meeting of Stockholders. The Company has filed a definitive proxy statement and form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from the Company's stockholders. WE URGE INVESTORS TO READ THE DEFINITIVE PROXY STATEMENT
(INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD CAREFULLY
AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.
Information regarding the names of the Company's directors and executive officers and their respective interests in the Company by security holdings or otherwise, is set forth in the Company's proxy statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on July 11, 2014. Stockholders will be able to obtain, free of charge, copies of the definitive proxy statement (and amendments or supplements thereto) and accompanying WHITE proxy card, and other documents filed with the SEC at the SEC's website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company's website at
http://investors.bobevans.com/sec.cfm.
This document contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been sought or obtained to use the material as proxy soliciting material.

GROWING OUR REGIONAL BRANDS  INTO POWERFUL NATIONAL BRANDS
COMPANY FACT SHEET
FISCAL 2014 Q4
NASDAQ: BOBE
NEW RESTAURANTS
FY’14          4
FY’15E        up to 8
561 Restaurants
19 States
as of 4/25/14
191
60
16
21
3
51
31
39
8

7
28 23

17
7
4
48
AVERAGE UNIT VOLUME
$1.71  million (FY’ 14)
2
Bob Evans Farms, Inc. is comprised of two key business segments: Bob Evans Restaurants and BEF Foods.  Bob Evans
Restaurants operates 561 full-service restaurants located in 19 states with a heavy concentration in the Midwest.  BEF
Foods produces and distributes refrigerated side dishes, pork sausage and a variety of refrigerated and frozen convenience food items through retail and food service channels.
.
FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Sides, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Bob Evans Growth Opportunity Markets
Bob Evans Core Markets
Bob Evans Farms Investor Relations www.bobevans.com 8111 Smith’s Mill Road New Albany, Ohio 43054

5 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS BOB EVANS RESTAURANTS BEF FOODS, INC.

Business Segments (FY 2014) 6 28% 72%

Source: IFMA Forecast & Outlook ‘82-’11
Technomic ’12-‘13
Bob Evans is Well-Positioned to Capture
Both Grocery and Restaurant Consumption
Percent Dollars Spent Over Time

$13
Billion+
(The value of a
single share
point)

PROFITABLY PROFITABLY
GROW & GROW &
CONTINUE CONTINUE
TO TRANSFORM TO TRANSFORM
OUR CORE OUR CORE
BUSINESS BUSINESS
DRIVE DRIVE
SHAREHOLDER SHAREHOLDER
VALUE WITH VALUE WITH
DISCIPLINED DISCIPLINED
CAPITAL CAPITAL
ALLOCATION ALLOCATION
SELECTIVELY SELECTIVELY
INVEST IN INVEST IN
HIGH R.O.I.C. HIGH R.O.I.C.
GROWTH GROWTH
OPPORTUNITIES OPPORTUNITIES
(Internal & External) (Internal & External)
Our Shareholder Value Creation
Guiding Principles

Our Plan: Transformed and Poised for Growth
Bob Evans Restaurants
Farm Fresh Refresh Completed
Up to 8 New Restaurants in FY15
10-12 Annually Thereafter
10-20 BEX to be
Licensed/Franchised Annually
Bob Evans Foods
Side Dish Vertical Integration
Sausage Network Optimization
Transportation Consolidation
Capital and Resource Allocation
Enterprise Resource Planning
Margin Innovation
Corporate

Significant Asset Closures/Dispositions:
Over $125 Million of Asset Dispositions Since FY06
Asset
Consolidation
Sausage operations
(five facilities into two)
Ready-to-eat
operations
(four facilities into one)
Business
Closure
76 restaurants closed
Headquarters closures
Owens HQ (Texas)
Mimi’s Café (California)
Business
Reengineering
Direct-store-delivery to
warehouse conversion
Springfield, OH
transportation center
(four facilities into one)
Business
Sold/Divested
Mimi’s Cafe
Springfield, Ohio
distribution center
The Board does not hesitate to re-evaluate strategic decisions;
every business asset is subject to a review every quarter

BOBE’S Strategic and Balanced Approach to Capital Allocation Drives
Significant Shareholder Value
INTERNAL FACTORS
Potential future investment opportunities
Lifecycle stage of firm
Projected operating performance
Regularity and certainty of income
Structure of assets
Financial covenants
Desire to return capital
Period and purpose of financing
EXTERNAL FACTORS
Macroeconomic environment
Economic fluctuations
Seasonal variations
Nature of industry competition
Capital market conditions
Bank market conditions
Nature/orientation of investors
Statutory requirements
Taxation policy
Maximize
flexibility
Minimize
financial risk
Minimize
cost of capital
Maximize return
to shareholders
Minimize
complexity
DRIVE
OPTIMAL CAPITAL
STRUCTURE
Between Fiscal Year 2007 and 2014, BOBE returned over $800
million to shareholders through dividends and share repurchases
Between Fiscal Year 2007 and 2014, BOBE returned over $800
million to shareholders through dividends and share repurchases

A Track Record of Balanced Capital Allocation
Fiscal 2007-2012
Bob Evans has returned meaningful capital to stockholders in a prudent, consistent fashion
Debt Repayment
Capex
Share Repurchases
Dividends
Acquisition
$339M
$485M
$167M
$130M
Fiscal 2013
Over $800 million returned
to stockholders through
share repurchases and
dividends since FY07
$52M
$30M
$118M
$63M
Fiscal 2014
FY15 Capex expected to
be $85 to $90 million, in-
line with historical average
$191M
$225M

Weighted Average Diluted Shares Decreased by 27% since FY07 (000’s)

Track Record of Meaningful Dividends and
Share Repurchase
Trailing 12-month yield
(8/8/14):
BOBE: 2.6%
S&P 500: 1.9%
Annual Dividend Per Share has Doubled Since FY08

14 “Get in on something good” 561 restaurants in 19 states as of 4/25/14 Full-service family restaurants featuring a wide variety of menu items for both on-and-off premise dining TM

Net Sales (FY 2014)  $957 million
Average Annual Unit Sales (FY 2014)  $1.71 million
Overview:  Bob Evans Restaurants
ALL THREE DAYPARTS SERVED (4Q FY 2014)
Breakfast
Lunch
Dinner

32%
38%
30%
Avg. Dine-In Guest Check/Per Guest (4Q FY 2014)  $18.24/$9.38
Average Carryout Check (4Q FY 2014)  $15.34

BER: Remodeled and Ready to Grow

Recently completed Farm Fresh
Refresh
o
First comprehensive remodeling
program in brand history
o
76% maintenance capex and 24%
growth capex
o
Refreshed restaurants have
consistently outperformed non-
refreshed restaurants
Farm Fresh Refresh Transformation
Exciting New Restaurant Design
Compelling New BEX Growth Format
We are confident BER has exciting
growth potential:
o
New sales layer growth (e.g.,
carryout, Broasted platform and
five-dollar soups to go)
o
Leveraging our regional strength
to catalyze new unit growth
o
Developing the compelling new
Bob Evans Express ("BEX")
license/franchise format

Refreshed stores consistently outperformed the non-refreshed stores over the last three years
The Company Recently Completed a Multi-Year
Renovation Program
Dining Room &
Lobby
Restrooms
Bakery,
Catering &
Carryout
Exterior,
Signage,
& Landscaping
CapEx Summary
(76% maintenance capital, 24% growth capital)
Average Capital Investment per
Remodeled Restaurant: ~$225K
Farm Fresh Stores – Incremental SSS
(Year-One Stores vs. Non-Refreshed Stores)
(1) Nation’s Restaurant News, Consumer Picks, March 24, 2014.
According to WD Partners and Nation’s Restaurant News, Bob Evans has
made significant progress in areas of food quality, value, service, menu variety and atmosphere, and took top position in the “cleanliness” category
1

Aspirational Concepts Reimage their Brands to Remain Relevant 18 Before After

Farm Fresh Refresh Transformation Old Exterior Old Interior New Interior New Exterior 19

Farm Fresh Refresh: Designed to Drive Dine-in and Off-Premise Sales 20 New Carryout New Bakery New Counter Expanded Dining Room

Dinner is Our Challenge….and Opportunity

Fiscal 2014 SSS% Daypart Performance
Daypart On-Premise Off-Premise Total
-1.2%
-1.6%
-4.0%
-2.1%
-1.6%
-0.5%
Breakfast -1.8% 7.7% -1.2%
Lunch
-2.0% 3.7% -1.6%
Dinner
-4.5% 1.0%
-4.0%
Total
-2.5% 2.4% -2.1%
Less: Estimated weather impact -1.6%
Adjusted SSS% -0.5%

Dine-In Value Sales Layers

BREAKFAST
Rise & Shine Breakfast
~ $65 million / 7%
of annual revenue.
LUNCH
$7.99 Knife & Fork and
Lunch Combos
~ $40 million / 4%
of annual revenue.
DINNER
3-Course Dinners
~ $72 million / 8%
of annual revenue.

New Broasted Chicken Platform

Family Meals to
Go at $19.99
3-Course meal
starting at $9.99
2-Piece meal at
$7.99
Quickly rose to top-selling item in the Cincinnati test market, replacing the long-time best seller Rise & Shine Breakfast

Positioning Broasted Chicken Will  Immediately
Impact 68% of the Business, and Ultimately 100%

Lunch
38%
Dinner
30%
Breakfast
32%
Off-Premise
12%
Dine-In
68%
(lunch & dinner)
3-Course meal
starting at $9.99
2-Piece meal
at $7.99
Family Meals to Go
at $19.99

Broasted Chicken has Reversed Dinner and Lunch
Sales and Traffic Declines in its Test Markets
Change in Same-Store Sales Since Mid-March Launch of Broasted in Cincinnati
• Broasted chicken is now the number one top seller in its test markets
• Already accounts for 12% of sales mix (as compared to the previous top seller Rise-and-Shine which accounts for 7% of sales)

Bob Evans’ Off-Premise Opportunity 26 Annual Consumption of Restaurant Meals (per capita) Dine-In 39% Off-Premise 61% QSR 74% Source: NPD Group - 12 months ending 4/30/14

Bold Goal: Drive Off-Premise to 25% of Sales Mix
Off-Premise Sales Mix and Growth % by Year
Off-Premise Sales Mix and Growth % by Year
Sales Mix Growth %

+8.6%
+8.6%
+5.3%
+5.3%
+8.5%
+8.5%
+3.9%
+3.9%
+0.6%
+0.6%
+15.4%
+15.4%
+12.9%
+12.9%
+7.9%
+7.9%
+2.4%
+2.4%
2014
8.0%
7.5%
6.5%
7.0%
8.5%
9.0%
9.5%
12.0%
11.5%
11.0%
10.5%
10.0%
2006 2007 2008 2009 2010 2011 2012 2013
12.5%
Family Meals to Go
Bakery
Catering/Carryout

Off-Premise Sales Layers 28 CARRYOUT FY 2014 Growth / Mix 1.8% / 11.7% BAKERY FY 2014 Growth / Mix 18.5% / 1.7% CATERING FY 2014 Growth / Mix 13.1% / 0.6%

Leveraging a Remodeled Base: Product and Operational Innovation to
Drive Positive Same-Store Sales in FY'15 and Beyond

Menu Innovation
Operational Innovation
Labor Management Carryout Service
Enhancements
New Kitchen
Technology &
Equipment
KDS (kitchen
displays)
Clamshell grill
Broaster
Batch holding
Objectives:
Drive traffic
Increase avg. check
Leverage off-premise
Enhance margins
Carryout
Catering
Bakery
New Sales Layers
All Initiatives
Rigorously Tested

New Restaurant Opening Strategy 30 NEW CONTIGUOUS MARKETS FILL-IN EXISTING MARKETS 4 new restaurants opened FY 2014. Open up to 8 new restaurants during FY 2015. Altoona, PA Harrison, OH

New Restaurant Prototype:
Brand relevant/lower investment
Reduced building cost by
approximately 13%
through efficient design in
Finneytown, OH and
Altoona, PA
Objectives:
•
Accentuate Farm heritage
•
Leverage Farm Fresh
Refresh program insights
•
Test new “back-of-the-
house” technologies and
layouts

Bob Evans Express Licensing Opportunity
•
•
Popular favorites covering all
Popular favorites covering all
dayparts
dayparts
•
•
High quality menu to ensure
High quality menu to ensure
serving guests in a quick manner
serving guests in a quick manner
•
•
License up to 10 new locations by
License up to 10 new locations by
the end of FY 2015
the end of FY 2015
•
•
Potential to independently
Potential to independently
develop locations
develop locations
Bob Evans Express produces four
revenue streams:
1. A one-time licensing fee of up to
$15k;
2. A royalty fee of up to 6% of gross
sales;
3. An ad fund of up to 4% of gross
sales; and
4. Products “insourced” from Bob
Evans Farms Foods business.

•
First location, BMW USA manufacturing plant
in Spartanburg, SC, opened August 2013
•
Second location, Bob Evans Farms, Inc.
corporate headquarters,  opened October 2013
•
Finalizing details for 2 airport and 2 mall
locations to open late summer/ early fall

Revolutionary People Development/Culture
Drive profitable guest counts – on and
off-premise by being relevant and reliable
Improve controllable expenses: Cost of Sales,
Cost of Labor, Direct Operating Expenses
Deliver the brand promise through a “Best for
my Guest” experience both on and off-premise
Successfully open up to 8 new Bob Evans
Restaurants and license up to 10 BE Express
locations
FY’15 Vital Few Priorities

“Discover farm-fresh goodness ” TWO BRANDS distinct geographic strengths 34 TM

Overview:  BEF Foods

FOUR KEY LINES OF BUSINESS
Sausage, Refrigerated Side Dishes, Frozen and Food Service
Sold at 30,000+ retail locations in 50 states and Mexico
Side
Dishes
Other
4%
Frozen
5%
Food
Service
(4% insourced*)
Retail Sausage
26%
24%
41%
FY 2014 Sales Mix (pounds)
sausage mix (% of total sales):  42%
sausage mix (% of total sales):  33%
Net Sales (FY’14) $387 million
28% of total
*Note:  Insourced sales data reflects sales to Bob Evans Restaurants.
Side
Dishes
Other
Frozen
Retail
Sausage
11%
35%
36%
FY 2010 Sales Mix (pounds)
9%
9%
Food Service
(2% insourced*)

BEF Foods:  SKU Count and ACV Distribution
Core vs. Non-Core

SOURCE: IRI, FY14 ending 4/20/14
Core Market: Chicago, Cincinnati, Cleveland, Columbus, Toledo, Detroit, Grand Rapids, Indianapolis, Peoria/Springfield, Pittsburgh, Philadelphia, Baltimore/Washington,
Buffalo/Rochester
CORE MARKETS
SKUs/Store      ACV
SKUs/Store      ACV
FY ‘10 FY14
Opportunity
in Non-Core
Markets
NON CORE MARKETS
SKUs/Store      ACV SKUs/Store      ACV
FY ‘10 FY14

BEF Foods Inc. Network Optimization

Hillsdale, MI Hillsdale, MI
2014 and beyond
4 Facilities,
Limited co-packing relationships
Xenia, OH Xenia, OH
Sulphur Springs, TX Sulphur Springs, TX
Lima, OH Lima, OH
Asset Actions:
FY2011: Bidwell and Galva fresh sausage
operations closed
FY2012: Bidwell and Hillsdale transportation
centers closed; Springfield
distribution center sold
FY2013: Consolidated transportation
operations; Kettle Creations (Lima)
acquired;
FY2014: Bidwell, Springfield, Richardson
plant, office, and transportation
center closed; SWH sold; Sulfur
Springs and Lima expanded
Fresh sausage Fresh sausage
Ready-to-eat Side dishes
2007
Galva, IL Galva, IL
Bidwell, OH Bidwell, OH
Richardson, TX Richardson, TX Xenia, OH Xenia, OH
Sulphur Springs, TX Sulphur Springs, TX
SWH Fullerton, CA SWH Fullerton, CA Hillsdale, MI Hillsdale, MI
Lima, OH Lima, OH
9 Facilities, 2 co-packers
50% Vertical Integration
Springfield, OH Springfield, OH
Ready-to-eat
Fresh sausage
Sausage/Ready-
to-eat/ Dist. Ctr.
Fresh sausage
Copacker Copacker
Fresh sausage/
Ready-to-eat
Fresh sausage
Mimi’s Café prep kitchen
Fresh sausage/
Ready-to-eat

The Cumulative Sow Cost Impact was $66 Million
Versus Fiscal 2009 Average Sow Cost of $44.93/cwt

~$66 million
cumulative annual
cost impact relative to
2009 sow price levels.
$ avg
cost/cwt
($ 000’s)
$73.23 $53.87 $42.18 $61.58 $57.17
NOTE:  daily sow cost information available at:  http://www.ams.usda.gov/mnreports/lm_hg230.txt

The Increase in Sow Costs, Largely Driven by Unforeseen PED
Virus Outbreaks, Was the Main Driver of Reduced Guidance

Note:  USDA data reflects top of trading range
There is no effective sow cost hedging mechanism in the U.S.

FY 2014: Vital Few Priorities

Expand “in-source” supplier relationships for the
restaurant segments and the food service industry
Drive sales through new authorizations
and geographic expansion
Drive margin expansion through cost reductions
and Lean manufacturing efficiencies
Optimize our plant and distribution network
Drive best-in-class ROIC

BER and BEF: Synergies Drive Value Across
Multiple Dimensions

Brand and Advertising Synergies
Product Innovation
Supply Chain Savings
Food Service Credibility/Expansion
Margin Expansion and G&A leverage
at BER and BEF
Restaurant Operational Efficiencies

42 Powerful NATIONAL BRANDS Make Our REGIONAL BRANDS VISION BOB EVANS RESTAURANTS BEF FOODS, INC. Our Growth Story

43

44 2014 Annual Meeting Q&A ******************** * *